EXHIBIT 10.2


                          TEMECULA VALLEY BANCORP INC.
                             SUBSCRIPTION AGREEMENT

TO:           Temecula Valley Bancorp Inc.
              27710 Jefferson Avenue
              Suite A100
              Temecula, California  92590

Ladies and Gentlemen:

         I understand that Temecula Valley Bancorp Inc., a California corporation (the "Company"), is offering up to 1,140,000 shares of common stock (the "Offering") of the Company at $[19.00 and 21.31 for officers, directors, employees and employee stock ownership plan (collectively, "insiders")] per share ("Per Share Price") to a limited number of investors in order to raise funds for general corporate purposes.

         I hereby confirm my agreement (the "Agreement") with you as follows:

         1. On the date hereof, I agree to purchase from the Company, and upon acceptance of my subscription and in reliance on my representations, warranties and covenants contained herein, the Company will issue and sell to me, such shares of common stock in the Company as are set forth on the signature page hereof or such lesser number of shares as the Company may allocate to me (the "Shares") at the Per Share Price, for an aggregate amount set forth on such signature page.

         2. I shall purchase the Shares by delivering to the Company a certified check or wire transfer in an amount equal to the number of Shares I am purchasing multiplied by the Per Share Price of $[19.00 and $21.31 for insiders].

         3. I represent, warrant and agree as follows:

              (a) I am an "accredited investor" as defined by Rule 501(a) promulgated under the federal Securities Act of 1933, as amended (the "Securities Act") as described in the Investor Questionnaire attached hereto and incorporated herein by this reference.

              (b) I have had an opportunity to ask questions of and receive answers from representatives of the Company concerning the investment in the Shares. I also understand that the Company will, upon my request, make available to me a copy of any information regarding the Company and its proposed operations that the Company possesses or can obtain without unreasonable expense. I have reviewed the Private Placement Memorandum dated November 3, 2006 (including the "Risk Factors" section contained therein and the materials attached thereto and incorporated by reference therein) and all other materials and information I have requested or received in connection with my decision to make this investment (collectively, the "Information"). I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investment in the Shares. I acknowledge that I have conducted my own due diligence with respect to the Company, the Shares and any other matter which I believe to be material to my decision to invest in the Company and further acknowledge that I am making my investment decision based on this due diligence. No person or entity other than the Company or its authorized representatives has offered the securities to me.

              (c) I understand that the Shares to be issued pursuant to this Agreement have not been passed on as to the fairness or recommended or endorsed by any federal or state agency and their issuance will not be registered under the Securities Act or the securities laws of any state, in reliance upon exemptions from registration contained in the Securities Act and such laws. The Company's reliance upon such exemptions is based in part upon my representations, warranties and agreements contained in this Agreement.

              (d) I am purchasing the Shares for my own account and not for distribution or resale to others, and I agree that I will not sell or otherwise transfer the Shares unless the Shares have been registered under the Securities Act and applicable state securities laws, or, in the opinion of counsel acceptable to the Company, an exemption therefrom is available. I do not presently have any reason to anticipate any change in my circumstances or other particular occasion or event which would cause me to sell the Securities. I have no contract, undertaking, agreement, understanding or arrangement with any person to sell, transfer or pledge to any person any part or all of the Securities which the undersigned is acquiring, or any interest therein, and have no present plans to enter into the same.

              (e) I understand that the certificates representing the Shares will contain a legend stating that their issuance has not been registered under the Securities Act or any state securities laws and referring to the above restrictions on transferability and sale. A notation will also be made in the records of the Company or its transfer agent so that transfers of the Shares will not be made without compliance with these restrictions.

              (f) I acknowledge that an investment in the Company is speculative and involves a high degree of risk, including the loss of my entire investment in the Company.

         4. I acknowledge that the Information is confidential, and I agree that all such Information shall be kept in confidence by me; provided that this obligation shall not apply to any such Information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof;
(ii) becomes part of the public knowledge or literature and readily accessible (except as a result of a breach of this provision); or (iii) is received from a third party (except a third party who discloses such Information in violation of any confidentiality agreement). Further, this obligation does not prohibit my discussion of such Information with my counsel, accountant or other financial adviser who are provided with a copy of this Agreement and agree to be bound by the terms hereof to the same extent as if they were parties to this Agreement, solely for the purpose of assisting my analysis and assessment of such Information and an investment in the Company. In any event, I will be responsible for any breach of this Agreement by any of my representatives and agree, at my sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain my representatives from prohibited or unauthorized disclosure or use of the Information.

         5. I acknowledge that the Company and its officers, directors, employees, agents, affiliates and advisors (and the placement agents in this offering and their officers, directors, employees, agents affiliates and advisors in connection with their activities in assisting with the placement of the Shares) are relying on the truth and accuracy of the foregoing representations and warranties in offering Shares for sale to me without having first registered the offer and sale of the Shares under the Securities Act. I also understand the meaning and legal consequences of the representations and warranties in this Agreement, and I agree to indemnify and hold harmless the Company and each of its officers, managers, directors, affiliates, agents, advisors and employees and the placement agents and each of their respective officers, managers, directors, affiliates, agents, advisors and employees, from and against any and all loss, damage or liability, including costs and expenses (including reasonable attorneys' fees), due to or arising out of a breach of any such representations or warranties or any failure to fulfill any covenants contained in this Agreement. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 5 shall survive the acceptance of this Agreement and the sale of the Shares. I acknowledge that this subscription agreement will not be deemed to be accepted until it is signed by the Company and returned to me. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to me under federal or state securities laws to the extent any such rights may not be waived.

         6. I further agree that, without the prior written consent of the Board of Directors of the Company, until such time as any and all material non-public information contained in the Information has been disclosed publicly or until such time as the information contained in the Information is no longer considered material, neither I nor any of my affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), acting alone or as part of a group, will: (a) acquire, propose, or offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any securities of the Company, or (b) sell any securities of the Company.

         7. This Agreement and the Registration Rights Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. This Agreement may be executed and delivered by facsimile transmission, which will constitute the legal delivery hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to choice of law principles.

         8. Correspondence addressed to me should be sent to the address listed below until such time as I shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent.

         9. I acknowledge that this Agreement is a subscription to purchase Shares in the aggregate amount set forth below.

         10. THE FOLLOWING LANGUAGE WAS ADDED AS PARAGRAPH 10 FOR THE SUBCRIPTION AGREEMENTS WITH UBS O'CONNER LLC FBO O'CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER LIMITED, UBS O'CONNER LLC FBO O'CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER LIMITED AND UBS O'CONNER LLC FBO O'CONNOR PIPES CORPORATE STRATEGIES MASTER LIMITED: I am subscribing to purchase Shares based upon the understanding that:

              (a) as soon as practicable after the closing of the sale of the Shares, the Company will issue, or cause to be issued, a press release disclosing the transactions contemplated in this Agreement; and the Company will file, or cause to be filed, with the Securities and Exchange Commission, a Form 8-K on or before 8.30 am, New York City Time, on the second business day following the closing of the sale of the Shares, describing the terms of the transaction contemplated by the Offering in the form required by the Securities Exchange Act of 1934, as amended, and attaching the material transaction documents as exhibits to such filing; and

              (b) upon registration of the Shares for resale, will take the steps necessary to cause the removal of the legend placed upon the Shares in connection with the sale of the Shares under the terms of the Offering.

         10. THE FOLLOWING LANGUAGE WAS ADDED AS PARAGRAPH 10 FOR THE SUBCRIPTION AGREEMENTS WITH BAY POND PARTNERS, L.P. AND BAY POND INVESTORS (BERMUDA) L.P.: As soon as practicable after the closing of the sale of the Shares, the Company will issue, or cause to be issued, a press release disclosing the transactions contemplated in this Agreement; and the Company will file, or cause to be filed, with the Securities and Exchange Commission, a Form 8-K on or before 8.30 am, New York City Time, on the second business day following the closing of the sale of the Shares, describing the terms of the transaction contemplated by the Offering in the form required by the Securities Exchange Act of 1934, as amended, and attaching the material transaction documents as exhibits to such filing.

                        [ Signatures on following page ]

                                SIGNATURE PAGE TO
                         THE SUBSCRIPTION AGREEMENT WITH
                          TEMECULA VALLEY BANCORP INC.



         IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the date set forth below:

Name: [SEE FOLLOWING PAGE FOR A LIST OF INVESTORS
       AND NUMBER OF SHARES PURCHASED]

Please indicate form of ownership the undersigned desires for the Shares:
|_| Individual,
|_| Joint Tenants with Right of Survivorship (1),
|_|  Tenants in Common (2),
|_|  Qualified Trust,
|_|  Custodian for ___________________________________________________________

State of Residence:

------------------------------------------------------------------------------

Address:______________________________________________________________________

Phone Number:_________________________________________________________________

Email Address:________________________________________________________________

Social Security Number:_______________________________________________________

Number of Shares:_____________________________________________________________

Aggregate Purchase Price:_____________________________________________________

Date:_________________________________________________________________________


By: __________________________________________________________________________
    ----------------------------
     Signature


------------------------------------------------------------------------------
     Print name of signatory


Accepted:

TEMECULA VALLEY BANCORP INC.

By:___________________________________________________________________________
     Donald A. Pitcher
     Chief Financial Officer

Date: November  , 2006
-----------------------
Number of Shares: See list below.

---------------------------
(1) When stock is held as Joint Tenants with right of Survivorship, upon the death of one owner, ownership of the stock will pass automatically to the surviving owner(s).

(2) When stock is held as Tenants in Common, upon the death of one owner, ownership of the stock will be held by the surviving owner(s) and by the heirs of the deceased owner.

Temecula Directors, Officers, Employees and ESOP:                   # of Shares
------------------------------------------------                    -----------
Steven W. Aichle                                                          4,692
Kay Annette Anderson                                                      7,038
James W. and Carol A. Andrews                                             1,173
Frank Basirico Jr.                                                        4,692
Robert P. Beck                                                            2,815
Jordan M. and Norma Blanchard                                             2,815
Stephanie Castagnier                                                        938
George Cossolias                                                          4,692
Barbara L. Davis                                                          1,000
Shelley L. Flener                                                         1,000
Robert R. Flores, Jr.                                                     2,346
William H. McGaughey                                                      2,346
Donald A. Pitcher                                                         4,880
Martin E. Plourd                                                          4,692
Donald L. Schempp, Trustee of the Schempp Family Trust                    2,290
Thomas M. and Jane B. Shepherd                                            1,173
Stephen H. Wacknitz                                                       5,000
Wayne A. and Cynthia A. Wirth                                             1,173
Richard W. and Louise Wright                                              2,346
Temecula Valley Bank Employee Stock Ownership Plan                        7,038
                                                                         ------
                                                      Subtotal           64,139
Other Investors:
----------------
Acadia Master Fund I, Ltd                                               100,000
ActivFinancial Fund I, LP                                                 2,000
Bank of Stockton                                                        150,000
Jack Barrish                                                             10,000
Bay Pond Investors (Bermuda) L.P.                                       100,000
Bay Pond Partners, L.P.                                                 300,000
Berlin Capital Growth, L.P.                                              12,000
Berlin Income, L.P.                                                       8,000
Peter J. Buck                                                             2,500
Castine Offshore Fund, Ltd.                                              13,969
Castine Partners LP                                                      15,738
Castine Partners II, LP                                                  31,293
Center Bancorp                                                           15,000
Jennifer Docherty                                                           750
Drake Associates L.P.                                                    25,000
Eastern Bank Corp.                                                       15,000
Craig A. and Kathryn A. Fertel                                            2,000
FrontPoint Financial Horizons Fund, L.P.                                105,000
Christopher S. Hooper                                                     1,500
Investors Group Corporate Class Inc.                                     17,300
Investors Group Trust Co. Ltd.                                          132,700
Firman Leung                                                              2,000
Norguard Insurance                                                       15,000
Right Wall Capital Fund, LP                                              27,000
River Oaks Financial Fund LP                                             55,000
Stieven Financial Investors, L.P.                                        88,000
Stieven Financial Offshore Investors, Ltd.                               12,000
Revocable Trust of M. Toroian                                             2,680
UBS O'Connor LLC fbo O'Connor Global Convertible Arbitrage Master        27,358
UBS O'Connor LLC fbo O'Connor Global Convertible Arbitrage II Master      2,905
UBS O'Connor LLC fbo O'Connor PIPES Corporate Strategies Master          44,737
                                                                    -----------
TOTAL                                                                 1,400,569